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                                                                   EXHIBIT 10.1

                                  AMENDMENT TO
                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                              AMENDED AND RESTATED
                           1993 OMNIBUS INCENTIVE PLAN


     WHEREAS, American Real Estate Investment Corporation, predecessor-in-interest to Keystone Property Trust (the "Company"), adopted the American Real Estate Investment Corporation Amended and Restated 1993 Omnibus Incentive Plan (the "Plan") on December 11, 1998; and

     WHEREAS, as of April 14, 2002, 1,344,310 Shares remain available under the Plan; and

     WHEREAS, the Company desires to modify and add certain provisions to the Plan to clarify certain administrative procedures and requirements.

     NOW, THEREFORE, the Company hereby amends the Plan as follows:

     1. Section 2(g) of the Plan is hereby deleted in its entirety and replaced by the following:

          "(g) "Committee" shall mean (i) with respect to Minor Awards, a member of the Board who is also (A) the President of the Company or (B) with respect to any time when there is no President of the Company, an executive officer of the Company, and (ii) with respect to all other Awards, a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is a "nonemployee director" within the meaning of Rule 16b-3 and is, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) is sought with respect to Awards), an "outside director" within the meaning of
          Section 162(m) of the Code."

     2. Section 2 of the Plan is hereby amended by adding the following subsections at the end thereof:

          "(bb) "President" shall mean the President of the Company."

          "(cc) "Minor Award" shall mean (i) any Award granted to any employee of the Company who is not an officer of the Company and (ii) any Award granted to any officer of the Company in connection with (A) the hiring of such officer as an officer of the Company or (B) the promotion of such officer from a nonofficer position to an officer position or from a lower officer position to a higher officer position; provided, however, that any Award granted to an officer of the Company at the time such officer is at or above the level of Executive Vice President, or in connection with the promotion of such officer to a level at or above the level of Executive Vice President, shall not be a Minor Award."

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     3. The first sentence of Section 3(a) of the Plan is hereby deleted in its entirety and replaced by the following:

          "The Plan shall be administered by (a) the Committee, in the case of Minor Awards, or (b) the Board, or, if appointed, the Committee, in the case of all other Awards (herein, unless the context otherwise requires, the Board or the Committee is referred to as the Committee)."

     4. Section 4(a)(i) of the Plan is hereby amended by inserting the following sentence between the third and fourth sentences thereof:

          "The maximum aggregate number of Shares issuable under all Minor Awards granted in any calendar year shall be 100,000."

     5. Section 8(e) of the Plan is hereby deleted in its entirety and replaced by the following:

          "(e) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Maryland and applicable Federal law."

     Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with the original terms and conditions thereof.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.



                                            KEYSTONE PROPERTY TRUST,
                                            successor-in-interest to American
                                            Real Estate Investment Corporation


                                            By: /s/ ROBERT F. SAVAGE
                                                -------------------------------
                                                Name:  Robert F. Savage

                                                Title: Chief Operating Officer



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